Exhibit 10.4
     THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE, CONVERSION OR EXCHANGE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR PURSUANT TO THE SECURITIES OR “BLUE SKY” LAWS OF ANY STATE OR FOREIGN JURISDICTION. SUCH SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, EXCEPT PURSUANT TO (A) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES THAT IS EFFECTIVE UNDER THE ACT, (B) RULE 144 UNDER THE ACT, OR (C) ANY OTHER EXEMPTION FROM REGISTRATION UNDER THE ACT, PROVIDED THAT IN THE CASE OF (C) ABOVE, IF REQUESTED BY THE COMPANY, AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM, SCOPE AND SUBSTANCE IS FURNISHED TO THE COMPANY STATING THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE. AN INVESTOR SHOULD BE AWARE THAT IT MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF AN INVESTMENT IN THIS WARRANT OR THE SECURITIES ISSUABLE UPON EXERCISE, CONVERSION OR EXCHANGE OF THIS WARRANT FOR AN INDEFINITE PERIOD OF TIME.
March 27, 2008 (the “Issue Date”)
No. 2
WARRANT TO PURCHASE SHARES OF COMMON STOCK
TARRAGON CORPORATION
     This Warrant certifies that, for value received, Robert P. Rothenberg, or its registered assigns (the “Holder”), is entitled to purchase, at any time or from time to time after the date hereof (the “Exercise Date”), at the purchase price of $2.35 per share (the “Exercise Price”), up to an aggregate of 971,336 shares of Common Stock, par value $0.01 per share (the “Common Stock”), of Tarragon Corporation, a Nevada corporation (the “Company”). The number of shares purchasable upon exercise of this Warrant will be subject to adjustment as provided herein. The shares of Common Stock issuable upon exercise of this Warrant are referred to herein as the “Warrant Shares.” This Warrant is delivered pursuant to and contemporaneously with the Note and Warrant Purchase Agreement, dated as of the date hereof, by and between the Company and the Holder.
ARTICLE 1
REGISTRATION, TRANSFER & EXCHANGE
1.1 REGISTRATION
     The Company will number and register this Warrant and all other warrants that it issues in a register (the “Warrant Register”) maintained at the principal executive offices of the Company or, in the Company’s sole discretion, at the office of any Transfer Agent (as defined in

Section 3.1(a)). The Company will be entitled to treat the Holder of this Warrant, as set forth in the Warrant Register, as the owner of this Warrant for all purposes and will not be bound to recognize any equitable or other claim to or interest in this Warrant on the part of any other person.
1.2 EXCHANGE
     Subject to the terms hereof, the Holder may exchange this Warrant for another warrant or warrants, on substantially the terms of this Warrant, collectively entitling the Holder to purchase the same aggregate number of Warrant Shares as this Warrant then entitles the Holder to purchase, by providing a notice to the Company of the number of new warrants to be issued to the Holder. If the Holder desires to so exchange this Warrant, then the Holder will make such request in writing and deliver it to the Company, along with this Warrant, and the Company will sign and deliver to the Holder a new warrant or warrants as requested by the Holder.
ARTICLE 2
EXERCISE
2.1 GENERALLY
     (a) This Warrant may be exercised at any time or from time to time after the first anniversary of the Issue Date, in whole or in part, if the Holder delivers to the Company, at its principal executive office, or at the office of the Transfer Agent (as defined in Section 3.1(a)), if any:
          (i) a statement indicating whether the Holder is exercising this Warrant in whole or in part, and if in part (but not for a fraction of a Warrant Share and for not fewer than 5,000 Warrant Shares), indicating the part of this Warrant which the Holder is exercising;
          (ii) this Warrant;
          (iii) a properly completed and signed purchase form in the form attached hereto (the “Purchase Form”); and
          (iv) An amount equal to the Exercise Price multiplied by the number of Warrant Shares to be issued upon exercise of this Warrant in whole or in part (“Aggregate Exercise Price”) in cash by wire transfer or other immediately available funds.
     (b) As soon as practicable after the Holder makes the deliveries described in Section 2.1(a), the Company will issue and deliver to the Holder or such other person or persons as the Holder may designate, a certificate or certificates for the number of Warrant Shares so purchased, and, at the Company’s option pursuant to Article 5, cash in lieu of fractional Warrant Shares.
     (c) This Warrant will be deemed to have been exercised immediately after the opening of business on the date that all required deliveries are made in accordance with Section 2.1(a), and the person entitled to receive the Warrant Shares issuable upon such exercise will be treated for all purposes as the holder of record of such Warrant Shares as of the opening of business on such date.
     (d) If the Holder exercises this Warrant in part, a new Warrant dated as of the date of this Warrant evidencing the unexercised rights under this Warrant will be issued and delivered to the Holder.
2.2 MANDATORY EXERCISE
     In the event the Common Stock trades on The NASDAQ Global Select Market (“Nasdaq”) at a volume weighted average price per share equal to or greater than 150% of the Exercise Price for any 30-day trading period commencing after March 27, 2011 (the “Mandatory Exercise Event”), the Company may, at its election, promptly (and in any event not more than five business days thereafter) deliver to the Holder a written notice of the Mandatory Exercise Event, which notice shall specify the date by which the Holder must exercise this Warrant in full in accordance with this Section 2.2. The Holder shall have a period of 90 days following the Mandatory Exercise Event (the “Mandatory Purchase Period”) to exercise this Warrant in full, but no event shall such Exercise Date be later than the fifth anniversary of the Issue Date. If the Holder does not exercise this Warrant in full prior to expiration of Mandatory Purchase Period, this Warrant shall terminate on the date immediately following the expiration of the Mandatory Purchase Period.
2.3 MUTILATED OR MISSING WARRANT
     If this Warrant is mutilated, then the Company will issue and deliver, in exchange and substitution for and upon cancellation of this Warrant, a new Warrant of like tenor and representing an equivalent right or interest. If this Warrant is lost, stolen or destroyed, then the Company will issue and deliver, in lieu of and in substitution for this Warrant, a new Warrant of like tenor and representing an equivalent right or interest, upon receipt of evidence and an indemnity or security reasonably satisfactory to the Company with respect to such loss, theft or destruction.
2.4 NO VOTING OR DIVIDEND RIGHTS
     Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to receive notice as a shareholder of the Company on any other matters or any rights whatsoever as a shareholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the Warrant Shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised.

ARTICLE 3
CERTAIN ASSURANCES
3.1 RESERVATION OF WARRANT SHARES
     (a) To satisfy the Company’s obligations to issue Warrant Shares upon the surrender of this Warrant, the Company will at all times reserve, and keep available and free from preemptive rights, out of its authorized but unissued shares of Common Stock or out of shares of Common Stock held in treasury, the full number of Warrant Shares that remain deliverable upon the exercise of this Warrant. The Company represents that it, or, if appointed, any transfer agent for the Common Stock (or any securities into which the Common Stock may be exercised, converted or exchanged) (the “Transfer Agent”), will be irrevocably authorized and directed at all times to reserve such number of authorized shares as will be required for such purpose. The Company will keep a copy of this Warrant on file with any Transfer Agent. The Company will furnish the Transfer Agent with a copy of all notices of adjustments and modifications and certificates related thereto which are transmitted to the Holder pursuant to Article 4.
     (b) All Warrant Shares issuable upon exercise of this Warrant will, upon issuance pursuant to the terms and conditions herein, be fully paid and nonassessable shares of Common Stock, free from preemptive rights and free from all taxes with respect to the issuance thereof, and all liens, charges, encumbrances and security interests, except for restrictions on transfer provided for herein or under applicable Federal and state securities laws.
3.2 NO IMPAIRMENT
     The Company will not, by amendment of its Articles of Incorporation or Bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against the avoidance of observance or performance of any of the terms of this Warrant.
ARTICLE 4
ADJUSTMENTS
4.1 ADJUSTMENT OF TERMS
     The number of Warrant Shares purchasable upon exercise of this Warrant and the other terms of this Warrant will be subject to adjustment from time to time upon the happening of certain events as hereinafter described, provided that, notwithstanding anything to the contrary, no more than one adjustment will be made with respect to any single event.
4.2 STOCK DIVIDENDS; STOCK SPLITS; STOCK COMBINATIONS
     If the Company at any time subdivides (by any stock split, stock dividend, recapitalization, reclassification or otherwise) one or more classes of its outstanding Common Shares into a greater number of shares, the Warrant Shares in effect immediately prior to such subdivision will be proportionately increased. If the Company at any time combines (by reverse stock split, reclassification or otherwise) one or more classes of its outstanding Common Shares into a smaller number of shares, the Warrant Shares in effect immediately prior to such combination will be proportionately decreased. The provisions of this Section 4.2 shall apply to successive dividends, subdivisions and combinations specified in this Section 4.2 and shall be subject to further adjustment thereafter as provided in this Article 4.
4.3 MERGERS; CONSOLIDATIONS; RECLASSIFICATIONS
     In case at any time or from time to time, the Company shall (a) effect a capital reorganization, reclassification or recapitalization, (b) consolidate with, combine with or merge into any other person or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then in each such case, the Holder of this Warrant, on the exercise hereof as provided in Article 2 hereof at any time after the consummation of such reorganization, recapitalization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Warrant Shares (or other securities) issuable on such exercise prior to such consummation or effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant immediately prior thereto, all subject to further adjustment thereafter as provided in this Article 4. The provisions of this Section 4.3 shall similarly apply to successive capital reorganizations, reclassifications, mergers, combinations or consolidations.
4.4 NOTICE OF ADJUSTMENT
     Whenever the number of Warrant Shares purchasable upon exercise of this Warrant or other terms of this Warrant are adjusted pursuant to this Article 4, the Company will compute or determine the adjusted terms in accordance with the foregoing provisions and will prepare a certificate setting forth such adjusted terms and showing in reasonable detail the facts upon which such adjustment is based. A copy of such certificate will be filed promptly with the Transfer Agent, if one has been appointed. Promptly after delivery of such certificate, the Company will prepare a notice setting forth the adjustments made and the date on which such adjustments become effective and will mail such notice of such adjustment to the Holder. The Company will give written notice to the Holder at least 10 days prior to the date on which the Company closes its books or takes a record for determining rights to receive any dividends or distributions. The Company will give written notice to the Holder at least 10 days prior to the date on which any reorganization, consolidation or merger will take place.
4.5 STATEMENT OF WARRANT
     Irrespective of any adjustments in the number or kind of securities purchasable upon the exercise of this Warrant or in the other terms of this Warrant, this Warrant may continue to express the same terms but will be interpreted to reflect the adjustments.

ARTICLE 5
FRACTIONAL INTERESTS
     The Company may, but will not be required to, issue fractional Warrant Shares on the exercise of this Warrant. If any fraction of a Warrant Share would be issuable on the exercise of this Warrant (or specified portion thereof), then the Company may, in its sole discretion, issue such fraction of a Warrant Share or pay to the Holder (or its permitted designee) an amount in cash equal to the Market Price (as defined below) per share of Common Stock computed as of the Business Day immediately preceding the date this Warrant is presented for exercise, multiplied by such fraction (but in no event less than an amount equal to such fraction multiplied by the Exercise Price in effect at such time).
     For purposes of Article 5, if the Common Stock is traded on a national securities exchange or admitted to unlisted trading privileges on such an exchange, or is listed on Nasdaq, the Market Price as of a specified day will be the last reported sale price of Common Stock on such exchange or on the Nasdaq on such date or if no such sale is made on such day, the mean of the closing bid and asked prices for such day on such exchange or on Nasdaq, each as reported by The Wall Street Journal, or if no such publication exists, a reasonably acceptable alternative publication. If the Common Stock is not so listed or admitted to unlisted trading privileges, the “Market Price” as of a specified day will be the mean of the last bid and asked prices reported on such date by the National Quotation Bureau Incorporated. If the Common Stock is primarily traded in another market, the Market Price will be determined in a manner specified by the Board of Directors of the Company using quotations in such other market. If the Common Stock is not traded in any market, the Market Price will be determined in good faith by a resolution of the Board of Directors of the Company as of a date that is within 15 days of the date as of which the determination is to be made.
ARTICLE 6
COMPANY’S REPRESENTATIONS AND WARRANTIES
     The Company represents and warrants to the Holder as follows:
6.1 AUTHORITY, VALIDITY AND EFFECT
     The execution and delivery by the Company of this Warrant and the performance of all obligations of the Company hereunder, including the issuance to the Holder of the right to acquire the Warrant Shares hereunder, have been duly authorized by all necessary corporate action on the part of the Company, and this Warrant constitutes a legal, valid and binding agreement of the Company, enforceable in accordance with its remaining terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally, and subject to general principles of equity. The execution and delivery of this Warrant by the Company does not violate or conflict with the Company’s Articles of Incorporation or Bylaws.
6.2 CONSENTS AND APPROVALS
     No consent or approval of, giving notice to, registration with, or taking of any other action in respect of any state, federal or other governmental authority or agency is required in connection with the execution, delivery and performance by the Company of its obligations under this Warrant, except for any filing required by applicable Federal and state securities laws, which filings will be made by the time required by such laws.
ARTICLE 7
HOLDER’S REPRESENTATIONS, WARRANTIES AND COVENANTS
The Holder represents and warrants to the Company as follows:
7.1 INVESTOR QUALIFICATIONS
     (a) The Holder has made an independent investigation of, and is familiar with, the business of the Company, has had an opportunity to discuss the Company’s business, management, properties and financial condition with management and has had the opportunity to obtain (and has obtained to its satisfaction) such information about the Company’s business, management, properties and financial condition as it has requested. The Holder further represents that it has requested, received, reviewed and considered all information it deems relevant in making its decision to purchase this Warrant and the Warrant Shares issuable upon exercise of this Warrant.
     (b) The Holder has consulted with its own advisers as to the financial, tax, legal and related matters concerning an investment in this Warrant and the Warrant Shares and on that basis believes that an investment in this Warrant and the Warrant Shares is suitable and appropriate for the Holder. The Holder and its advisers have such knowledge and experience in financial, tax and business matters so as to enable the Holder to utilize the information made available to the Holder in connection with the investment contemplated hereby to evaluate the merits and risks of an investment in the Company and to make an informed investment decision with respect thereto. The Holder is familiar with the type of investment that this Warrant constitutes and recognizes that an investment in the Company involves substantial risks, including significant risk of loss, including the loss of the entire amount of such investment.
     (c) The Holder hereby acknowledges that this Warrant is not, and the Warrant Shares issuable upon exercise of thereof will not be, registered under the Securities Act of 1933 (the “Securities Act”) or registered or qualified for sale pursuant to the applicable securities or Blue Sky laws of any state or foreign jurisdiction by reason of a specific exemption from the registration requirements thereof, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Holder’s representations, warranties and covenants set forth herein. The Holder is acquiring this Warrant, and the Warrant Shares issuable upon exercise thereof, for its own account as principal, for investment purposes and has no present intention to dispose of this Warrant or the Warrant Shares issuable upon exercise thereof, in whole or in part, or of any interest in this Warrant or the Warrant Shares issuable upon exercise thereof, to any other Person whether by public distribution or otherwise. The Holder represents that it is an “accredited investor” (as defined in Rule 501(a) of Regulation D under the Securities Act).

     (d) The Holder was offered this Warrant and the Warrant Shares through private negotiations and not through any general solicitation or general advertising.
     (e) Neither the Company nor any other Person is under any obligation (except as expressly set forth therein) to register this Warrant or any Warrant Shares issuable upon the exercise thereof, under the Securities Act or any applicable securities laws of the United States or any other country or any state or province of the United States or any other country or to comply with the terms and conditions of any exemption thereunder.
7.2 TRANSFER RESTRICTIONS
     (a) This Warrant and the Warrant Shares shall bear a legend in substantially the following form:
THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE, CONVERSION OR EXCHANGE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR PURSUANT TO THE SECURITIES OR “BLUE SKY” LAWS OF ANY STATE OR FOREIGN JURISDICTION. SUCH SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, EXCEPT PURSUANT TO (A) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES THAT IS EFFECTIVE UNDER SUCH ACT, (B) RULE 144 UNDER THE ACT, OR (C) ANY OTHER EXEMPTION FROM REGISTRATION UNDER THE ACT, PROVIDED THAT IN THE CASE OF (C) ABOVE, IF REQUESTED BY THE COMPANY, AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM, SCOPE AND SUBSTANCE IS FURNISHED TO THE COMPANY STATING THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE. AN INVESTOR SHOULD BE AWARE THAT IT MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF AN INVESTMENT IN THIS WARRANT OR THE SECURITIES ISSUABLE UPON EXERCISE, CONVERSION OR EXCHANGE OF THIS WARRANT FOR AN INDEFINITE PERIOD OF TIME.
     (b) This Warrant and the Warrant Shares (and any other security) issuable upon exercise, conversion or exchange of this Warrant have not been registered under the Securities Act or pursuant to the applicable securities or Blue Sky laws of any state or foreign jurisdiction and may not be offered, sold, transferred, pledged, hypothecated or otherwise assigned, in whole or in part, without compliance with applicable federal securities laws and the applicable securities or Blue Sky laws of any state or foreign jurisdiction by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company).

     (c) Prior to any transfer of any Warrant Shares that are not registered pursuant to an effective registration statement under the Securities Act (other than a transfer pursuant to Rule 144 or any comparable rule under the Securities Act), the Holder shall give written notice to the Company of its intention to effect such transfer and to comply in all other respects with this Section 7.2. Each such notice shall designate counsel for the Holder, which counsel shall be reasonably satisfactory to the Company and shall describe the manner and circumstances of the proposed transfer in sufficient detail to enable counsel to render the opinion referred to below. The following provisions shall then apply:
          (i) If in the written opinion of such counsel for the Holder, obtained at the Holder’s sole cost and expense and a copy of which shall be furnished to, and shall be reasonably satisfactory in form, scope and substance to, the Company, an exemption from the registration requirements of the Securities Act is available with respect to the transfer of this Warrant or Warrant Shares, the Holder shall thereupon be entitled to transfer this Warrant or any Warrant Shares in accordance with the terms of the notice delivered by the Holder to the Company. This Warrant and each Warrant Share or certificate, if any, issued upon or in connection with such transfer shall bear the appropriate restrictive legend set forth in Section 7.2(a) unless, in the opinion of such counsel, the first such legend is no longer required to insure compliance with applicable federal securities laws and the applicable securities or Blue Sky laws of any state or foreign jurisdiction.
          (ii) If the opinion of such counsel rendered pursuant to the foregoing subdivision (i) is not to the effect that an exemption from the registration requirements of the Securities Act is available with respect to the transfer of this Warrant or any Warrant Shares (such opinion to state the basis of the legal conclusions reached therein), the Holder shall not be entitled to transfer this Warrant or such Warrant Shares (other than a transfer in compliance with Rule 144 or any comparable rule under the Securities Act) until receipt by the Company of a further notice and a further opinion of counsel for the Holder to the effect stated in subdivision (i) above or until registration of this Warrant or such Warrant Shares under applicable federal securities laws and the applicable securities or Blue Sky laws of any state or foreign jurisdiction has become effective.
     (d) The Holder is aware of the provisions of Rule 144 promulgated under the Securities Act. Any sale of this Warrant, or any Warrant Shares issuable upon the exercise thereof, made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of this Warrant or any Warrant Shares issuable upon the exercise thereof, under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as the term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Securities and Exchange Commission thereunder.

7.3 MARKET STANDOFF
     The Holder agrees that if so requested by the Company or any representative of the underwriters in connection with registration of a public offering of any securities of the Company under the Securities Act, the Holder shall not sell or otherwise transfer any Warrant Shares or other securities of the Company during the 10 days prior and the 90-day period following the effective date of such registration statement. The Company may impose stop transfer instructions with respect to securities subject to the foregoing restrictions until the end of such 90-day period.
7.4 INDEMNIFICATION
     The Holder hereby agrees to indemnify the Company and hold it harmless against all liabilities, claims, costs or expenses arising out of or resulting from any misrepresentation or breach of any covenant made by the Holder in this Warrant.
ARTICLE 8
MISCELLANEOUS
8.1 TERMINATION
     The purchase right represented by this Warrant shall expire at 5:00 p.m., New York City time, on the fifth anniversary of the Issue Date, unless earlier terminated in accordance with Section 2.2 hereof (any such time, the “Termination Time”). If this Warrant is not exercised on or before the Termination Time, it shall become void, and all rights hereunder shall thereupon cease.
8.2 AMENDMENT AND MODIFICATION
     This Warrant may not be amended or modified, nor may any provision hereof be waived, unless such amendment, modification or waiver is set forth in writing executed by the Company and the Holder. If there is a waiver of any provision of this Warrant, the remainder of this Warrant will not be affected. No course of dealing or course of conduct between or among any person or entity having any interest in this Warrant will be deemed effective to modify, amend or waive any part of this Warrant or any rights or obligations of any person or entity under or by reason of this Agreement.
8.3 WAIVER
     The parties’ rights hereunder are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege hereunder will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law: (a) no claim or right arising out of this Warrant can be discharged by a party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided herein.
8.4 FURTHER ASSURANCES
     The parties will cooperate reasonably with each other and with their respective representatives in connection with any steps required to be taken as part of their respective obligations under this Warrant, and the parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents and (c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Warrant.
8.5 SUCCESSORS AND ASSIGNS; ENTIRE AGREEMENT
     This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Warrant sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.
8.6 SEVERABILITY
     If any provision of this Warrant or the application of any provision hereof is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, the remainder of this Warrant will not be affected.
8.7 NOTICES
     Any notice, demand, delivery or other communication required or permitted to be given hereunder shall be in writing and shall be delivered by hand or facsimile, or sent, postage prepaid, by registered, certified or express mail, or reputable overnight courier service and shall be deemed given when so delivered by hand or facsimile, or if mailed, five business days after mailing (two business days in the case of express mail or overnight courier service), as follows (or at such other address as may have been furnished to the Company or the Holder, as the case may be, in writing by the Company or the Holder from time to time):
if to the Company:
Tarragon Corporation
423 West 55th Street, 12th Floor
New York, New York 10019
Attention: William S. Friedman
Facsimile: (212) 949-8001

with a copy to:
Tarragon Corporation
3100 Monticello Avenue, Suite 200
Dallas, Texas 75205
Attn: Kathryn Mansfield
Facsimile: (214) 599-2220
if to the Holder:
Robert P. Rothenberg
423 West 55th Street
New York, New York 10019
Facsimile: 212 949-8001
8.8 GOVERNING LAW; JURISDICTION; SERVICE OF PROCESS
     The validity, performance, construction and effect of this Agreement will be governed by and construed in accordance with the internal law of the State of Nevada, without giving effect to principles of conflicts of law thereof and all parties, including their successors and assigns, consent to the jurisdiction of the state and federal courts of the State of Nevada. The parties hereto hereby declare that it is their intention that this Agreement will be regarded as made under the laws of the State of Nevada and that the laws of the State of Nevada will be applied in interpreting its provisions in all cases where legal interpretation will be required. Each of the parties hereto hereby irrevocably and unconditionally agrees (a) to be subject to the exclusive jurisdiction of the courts of the State of Nevada and of the federal courts sitting in the State of Nevada, and (b)(i) to the extent such party is not otherwise subject to service of process in the State of Nevada, to appoint and maintain an agent in the State of Nevada as such party’s agent for acceptance of legal process, and (ii) that, to the fullest extent permitted by applicable law, service of process may also be made on such party by prepaid certified mail with a proof of mailing receipt validated by the United States Postal Service constituting evidence of valid service, and that service made pursuant to (b) (i) or (ii) above shall, to the fullest extent permitted by applicable law, have the same legal force and effect as if served upon such party personally within the State of Nevada.
8.9 THIRD PARTY BENEFICIARIES
     Nothing in this Warrant will be construed to give to any person or entity other than the Company and the Holder and their respective permitted transferees and assigns any legal or equitable right, remedy or claim under this Warrant and this Warrant will be for the sole and exclusive benefit of the Company and the Holder and their respective permitted transferees and assigns.
8.10 HEADINGS
     The headings in this Agreement are for convenience of reference only and will not constitute a part of this Agreement, nor will they affect their meaning, construction or effect.

8.11 COUNTERPARTS
     This Agreement may be executed in counterparts, each of which when so executed will be deemed to be an original, and all of which taken together will constitute one and the same instrument.
(Signature Page Follows)

     The Company and the Holder have caused this Warrant to be executed on the date first written above.

TARRAGON CORPORATION
By:	/s/ Charles D. Rubenstein
Charles D. Rubenstein
Executive Vice President

/s/ Robert P. Rothenberg
Robert P. Rothenberg

S-1

PURCHASE FORM
(To be executed upon exercise of Warrant)
     The undersigned hereby irrevocably elects to exercise the right, represented by the attached Warrant, to purchase                      shares of Common Stock as provided for therein and pursuant to the terms of Section 2.1 of the attached Warrant, tenders to the Company herewith cash by wire transfer or other immediately available funds, or a combination thereof, the amount of $                    , as payment of the purchase price for such shares in full.
     The undersigned requests that a certificate for such shares of Common Stock be registered in the name of and delivered to :

Name:

Address:

     If the number of shares of Common Stock being surrendered is less than all of the shares of Common Stock purchasable hereunder, then the undersigned requests that a new Warrant representing the right to purchase the remaining balance of the shares of Common Stock be registered in the name of and delivered to:

Name:

Address:

Date:

(Insert I.R.S. Employer Identification Number, social security or other identifying number of the Holder)

(print name of the Holder)

By:
Name:
Title:

Note:	Signature must conform in all respects to name of the Holder as specified on the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever, unless the attached Warrant has been validly assigned in accordance with its terms.

ASSIGNMENT
(To be executed only upon assignment
of the Warrant)
     For value received, and in compliance with Section 1.2 of the attached Warrant, the undersigned hereby sells, assigns and transfers unto:

Name:

Address:

the attached Warrant, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                          , attorney, to transfer the Warrant on the books of the Company, with full power of substitution in the premises.
Date:

(print name of the Holder)

By:
Name:
Title:

Note:	Signature must conform in all respects to name of the Holder as specified on the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever, unless the attached Warrant has been validly assigned in accordance with its terms.